UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-22350
Global Opportunities Portfolio
(Exact Name of Registrant as Specified in Charter)
Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(Registrant’s Telephone Number)
October 31
Date of Fiscal Year End
October 31, 2010
Date of Reporting Period

Item 1. Reports to Stockholders

Global Opportunities Portfolio as of October 31, 2010

CONSOLIDATED PORTFOLIO OF INVESTMENTS

Mortgage Pass-Throughs — 42.5%

	Principal
Security	Amount	Value

Federal Home Loan Mortgage Corp.:
3.179%, with maturity at 2035(1)	$2,332,608	$2,407,701
4.363%, with maturity at 2030(1)	1,072,399	1,148,862
6.50%, with maturity at 2030(2)	7,814,748	8,845,803
7.00%, with various maturities to 2035	12,391,733	14,323,449
7.50%, with maturity at 2034	3,263,274	3,846,393
8.00%, with maturity at 2026	3,131,490	3,670,130

		$34,242,338

Federal National Mortgage Association:
3.858%, with maturity at 2035(1)	$2,823,310	$2,998,044
4.49%, with maturity at 2035(1)	6,053,265	6,475,431
5.00%, with various maturities to 2018	8,573,177	9,206,253
6.00%, with various maturities to 2032	4,175,043	4,607,557
6.50%, with various maturities to 2029	11,847,460	13,482,166
7.00%, with various maturities to 2036(2)	24,563,140	28,410,281
7.50%, with maturity at 2035	19,070,126	22,383,055
8.50%, with maturity at 2032	1,236,712	1,485,172
9.50%, with maturity at 2020	3,719,582	4,559,634

		$93,607,593

Government National Mortgage Association:
7.00%, with various maturities to 2035	$34,941,383	$40,836,394
7.50%, with various maturities to 2022	3,839,686	4,489,998

		$45,326,392

Total Mortgage Pass-Throughs
(identified cost $162,528,951)		$173,176,323

Collateralized Mortgage Obligations — 3.2%

	Principal
Security	Amount	Value

Federal Home Loan Mortgage Corp.:
Series 2182, Class ZC, 7.50%, 9/15/29	$696,238	$777,715

		$777,715

Federal National Mortgage Association:
Series 1994-42, Class K, 6.50%, 4/25/24	$1,334,830	$1,506,298
Series 2009-62, Class WA, 5.55%, 8/25/39(3)	7,915,765	8,722,261
Series G94-7, Class PJ, 7.50%, 5/17/24	1,764,338	2,070,910

		$12,299,469

Total Collateralized Mortgage Obligations
(identified cost $12,426,237)		$13,077,184

Commercial Mortgage-Backed Securities — 11.6%

	Principal
Security	Amount	Value

COMM, Series 2004-LB2A, Class A4, 4.715%, 3/10/39	$15,000,000	$15,921,069
CSFB, Series 2004-C1, Class A4, 4.75%, 1/15/37(3)	15,000,000	15,909,123
MLMT, Series 2003-KEY1, Class A4, 5.236%, 11/12/35(3)	14,000,000	15,180,106

Total Commercial Mortgage-Backed Securities
(identified cost $44,202,832)		$47,010,298

U.S. Government Agency Obligations — 14.3%

	Principal
Security	Amount	Value

Federal Home Loan Bank:
5.365%, 9/9/24	$3,300,000	$3,969,662
5.375%, 9/30/22	8,300,000	10,033,239
5.375%, 8/15/24	2,700,000	3,258,957
5.75%, 6/12/26	8,150,000	10,066,179

		$27,328,037

United States Agency for International Development - Israel:
5.50%, 12/4/23	$5,000,000	$6,150,965
5.50%, 4/26/24	20,000,000	24,714,680

		$30,865,645

Total U.S. Government Agency Obligations
(identified cost $52,383,788)		$58,193,682

U.S. Treasury Obligations — 0.5%

	Principal
Security	Amount	Value

U.S. Treasury Note, 4.875%, 6/30/12	$2,000,000	$2,153,048

Total U.S. Treasury Obligations
(identified cost $2,023,571)		$2,153,048

See notes to consolidated financial statements

Global Opportunities Portfolio as of October 31, 2010

CONSOLIDATED PORTFOLIO OF INVESTMENTS CONT’D

Precious Metals — 4.0%

	Troy
Description	Ounces	Value

Gold	11,968	$16,249,037

Total Precious Metals
(identified cost $16,407,608)		$16,249,037

Short-Term Investments — 24.1%

Foreign Government Securities — 19.8%

		Principal
Security		Amount	Value

Egypt — 12.0%

Egypt Treasury Bill, 0.00%, 11/2/10	EGP	23,400,000	$4,050,624
Egypt Treasury Bill, 0.00%, 11/23/10	EGP	29,125,000	5,016,223
Egypt Treasury Bill, 0.00%, 12/28/10	EGP	33,575,000	5,730,498
Egypt Treasury Bill, 0.00%, 3/22/11	EGP	2,450,000	408,939
Egypt Treasury Bill, 0.00%, 4/19/11	EGP	199,425,000	33,008,252
Egypt Treasury Bill, 0.00%, 6/7/11	EGP	1,725,000	281,813
Egypt Treasury Bill, 0.00%, 6/21/11	EGP	1,300,000	211,548

Total Egypt (identified cost $49,468,128)			$48,707,897

Israel — 4.0%

Israel Treasury Bill, 0.00%, 2/2/11	ILS	59,200,000	$16,195,935

Total Israel (identified cost $16,451,223)			$16,195,935

Mexico — 3.8%

Mexico Treasury Bill, 0.00%, 1/13/11	MXN	75,472,000	$6,057,380
Mexico Treasury Bill, 0.00%, 1/20/11	MXN	119,397,000	9,577,577

Total Mexico (identified cost $15,421,434)			$15,634,957

Total Foreign Government Securities (identified cost $81,340,785)			$80,538,789

Other Securities — 4.3%

	Interest
Description	(000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.22%(4)(5)	$17,724	$17,723,659

Total Other Securities
(identified cost $17,723,659)		$17,723,659

Total Short-Term Investments
(identified cost $99,064,444)		$98,262,448

Total Investments — 100.2%
(identified cost $389,037,431)		$408,122,020

Other Assets, Less Liabilities — (0.2)%		$(734,635)

Net Assets — 100.0%		$407,387,385

The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.

EGP - Egyptian Pound

ILS - Israeli Shekel

MXN - Mexican Peso

COMM - Commercial Mortgage Pass-Through Certificate

CSFB - Credit Suisse First Boston Mortgage Securities Corp.

MLMT - Merrill Lynch Mortgage Trust

(1)	Adjustable rate mortgage security. Rate shown is the rate at October 31, 2010.

(2)	Security (or a portion thereof) has been pledged to cover collateral requirements on open financial contracts.

(3)	Weighted average fixed-rate coupon that changes/updates monthly.

(4)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2010.

(5)	Net income allocated from the investment in Eaton Vance Cash Reserves Fund, LLC and Cash Management Portfolio, an affiliated investment company, for the period ended October 31, 2010 was $127,785 and $0, respectively.

See notes to consolidated financial statements

Global Opportunities Portfolio as of October 31, 2010

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Assets and Liabilities

As of October 31, 2010

Assets

Unaffiliated investments, at value (identified cost, $371,313,772)	$390,398,361
Affiliated investment, at value (identified cost, $17,723,659)	17,723,659
Cash	75,366
Interest receivable	1,531,840
Interest receivable from affiliated investment	9,397
Receivable for investments sold	44,022
Receivable for open forward foreign currency exchange contracts	937,674
Receivable for closed forward foreign currency exchange contracts	328,766

Total assets	$411,049,085

Liabilities

Payable for open forward foreign currency exchange contracts	$2,364,648
Payable for closed forward foreign currency exchange contracts	654,926
Due to custodian — foreign currency at value (identified cost, $68,713)	68,694
Payable to affiliates:
Investment adviser fee	209,069
Trustees’ fees	1,693
Accrued expenses	362,670

Total liabilities	$3,661,700

Net Assets applicable to investors’ interest in Portfolio	$407,387,385

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$389,729,754
Net unrealized appreciation	17,657,631

Total	$407,387,385

Consolidated Statement of Operations

For the Period Ended
October 31, 2010(1)

Investment Income

Interest (net of foreign taxes, $167,279)	$13,060,982
Interest allocated from affiliated investments	171,451
Expenses allocated from affiliated investments	(43,666)

Total investment income	$13,188,767

Expenses

Investment adviser fee	$2,537,679
Trustees’ fees and expenses	18,570
Custodian fee	288,757
Legal and accounting services	96,597
Miscellaneous	17,082

Total expenses	$2,958,685

Net investment income	$10,230,082

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$5,271,266
Investment transactions allocated from affiliated investments	14,008
Spread lock swap contracts	114,970
Foreign currency and forward foreign currency exchange contract transactions	(5,382,124)

Net realized gain	$18,120

Change in unrealized appreciation (depreciation) —
Investments	$8,835,932
Foreign currency and forward foreign currency exchange contracts	(1,426,955)

Net change in unrealized appreciation (depreciation)	$7,408,977

Net realized and unrealized gain	$7,427,097

Net increase in net assets from operations	$17,657,179

(1)	For the period from the start of business, November 20, 2009, to October 31, 2010.

See notes to consolidated financial statements

Global Opportunities Portfolio as of October 31, 2010

CONSOLIDATED FINANCIAL STATEMENTS CONT’D

Consolidated Statement of Changes in Net Assets

Period Ended
Increase (Decrease) in Net Assets	October 31, 2010(1)

From operations —
Net investment income	$10,230,082
Net realized gain from investment transactions, spread lock swap contracts, and foreign currency and forward foreign currency exchange contract transactions	18,120
Net change in unrealized appreciation (depreciation) from investments, foreign currency and forward foreign currency exchange contracts	7,408,977

Net increase in net assets from operations	$17,657,179

Capital transactions —
Contributions	$297,925,505
Withdrawals	(175,479,081)
Transfer of assets (see Note 4)	267,283,782

Net increase in net assets from capital transactions	$389,730,206

Net increase in net assets	$407,387,385

Net Assets

At beginning of period	$—

At end of period	$407,387,385

(1)	For the period from the start of business, November 20, 2009, to October 31, 2010.

Consolidated Supplementary Data

	Period Ended
Ratios/Supplemental Data	October 31, 2010(1)

Ratios (as a percentage of average daily net assets):
Expenses	0.72	%(2)
Net investment income	2.45	%(2)
Portfolio Turnover	18	%(3)

Total Return	3.10	%(3)

Net assets, end of period (000’s omitted)	$407,387

(1)	For the period from the start of business, November 20, 2009, to October 31, 2010.

(2)	Annualized.

(3)	Not annualized.

See notes to consolidated financial statements

Global Opportunities Portfolio as of October 31, 2010

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1   Significant Accounting Policies

Global Opportunities Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio commenced operations on November 20, 2009. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2010, Eaton Vance Strategic Income Fund and Eaton Vance International (Cayman Islands) Strategic Income Fund held an interest of 86.0% and 14.0%, respectively, in the Portfolio.

The Portfolio seeks to gain exposure to the commodity markets, in whole or in part, through investments in Eaton Vance GOP Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Portfolio. The Portfolio may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at October 31, 2010 were $16,303,539 or 4.0% of the Portfolio’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Debt obligations (including short-term obligations with a remaining maturity of more than sixty days and excluding most seasoned mortgage-backed securities) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Most seasoned, fixed rate 30-year mortgage-backed securities are valued through the use of the investment adviser’s matrix pricing system, which takes into account bond prices, yield differentials, anticipated prepayments and interest rates provided by dealers. Short-term debt securities purchased with a remaining maturity of sixty days or less (excluding those that are non-U.S. dollar denominated, which typically are valued by a pricing service or dealer quotes) are generally valued at amortized cost, which approximates market value. Precious metals are valued at the New York Composite mean quotation reported by Bloomberg at the valuation time. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

Global Opportunities Portfolio as of October 31, 2010

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS CONT’D

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Withholding taxes on foreign interest have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

The Subsidiary is treated as a controlled foreign corporation under the Internal Revenue Code and is not expected to be subject to U.S. federal income tax. The Portfolio is treated as a U.S. shareholder of the Subsidiary. As a result, the Portfolio is required to include in gross income for U.S. federal income tax purposes all of the Subsidiary’s income, whether or not such income is distributed by the Subsidiary. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Portfolio.

As of October 31, 2010, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio’s initial period of operations from November 20, 2009 to October 31, 2010 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Consolidated Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Portfolio enters into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contract is adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contract has been closed or offset by another contract with the same broker for the same settlement date and currency. Risks may arise upon entering these

Global Opportunities Portfolio as of October 31, 2010

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS CONT’D

contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

J  Spread Lock Swap Contracts — A spread lock swap contract allows the user to lock in the forward differential (or spread) between the swap rate and a specified benchmark on an interest rate swap contract. These contracts involve commitments to pay or receive a settlement amount calculated based on the difference between the swap spread and an agreed upon fixed spread, the notional amount of the agreement and the duration of the swap. During the term of the outstanding spread lock swap contract, changes in the underlying value of the swap are recorded as unrealized gains or losses. Payments received or made at the termination of the spread lock swap contract are recorded as realized gains or losses. Upon termination, the Portfolio is obligated to enter into the interest rate swap agreement which can be closed at any time up to the maturity date at the then current value. The Portfolio is exposed to credit loss in the event of non-performance by the counterparty.

K  Forward Sale Commitments — The Portfolio may enter into forward sale commitments to enhance return. The proceeds to be received from the forward sale commitment are recorded as a liability and are subsequently valued at approximately the current market value of the underlying security in accordance with the Portfolio’s policies on investment valuations discussed above. The Portfolio records an unrealized gain or loss on investments to the extent of the difference between the proceeds to be received and the value of the open forward sale commitment on the day of determination. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment or the delivery of securities, the Portfolio realizes a gain or loss on investments based on the price established when the Portfolio entered into the commitment.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio and the Subsidiary. Pursuant to the investment advisory agreement between the Portfolio and BMR and the investment advisory agreement between the Subsidiary and BMR, the Portfolio and Subsidiary each pay BMR a fee at an annual rate of 0.615% of its respective average daily net assets up to $500 million and at reduced rates on daily net assets of $500 million or more, and is payable monthly. In determining the investment adviser fee for the Portfolio and Subsidiary, the applicable advisory fee rate is based on the average daily net assets of the Portfolio (inclusive of its interest in the Subsidiary). Such fee rate is then assessed separately on the Portfolio’s average daily net assets (exclusive of its interest in the Subsidiary) and the Subsidiary’s average daily net assets to determine the amount of the investment adviser fee. Prior to its liquidation in February 2010, the portion of the adviser fee payable by Cash Management Portfolio, an affiliated investment company, on the Portfolio’s investment of cash therein was credited against the Portfolio’s investment adviser fee. The Portfolio currently invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the period from the start of business on November 20, 2009 to October 31, 2010, the Portfolio’s investment adviser fee totaled $2,562,377 of which $24,698 was allocated from Cash Management Portfolio and $2,537,679 was paid or accrued directly by the Portfolio. For the period from the start of business on November 20, 2009 to October 31, 2010, the Portfolio’s investment adviser fee, including the portion allocated from Cash Management Portfolio, was 0.615% (annualized) of the Portfolio’s consolidated average daily net assets.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the period from the start of business on November 20, 2009 to October 31, 2010, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, investments acquired in the transfer of assets as described in Note 4 and forward sale commitments, and including maturities and paydowns, for the period from the start of business on November 20, 2009 to October 31, 2010 were as follows:

Purchases

Investments (non-U.S. Government)	$60,652,843
U.S. Government and Agency Securities	33,822,977

$94,475,820

Sales

Investments (non-U.S. Government)	$16,733,373
U.S. Government and Agency Securities	33,091,237

$49,824,610

Global Opportunities Portfolio as of October 31, 2010

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS CONT’D

4   Transfer of Assets

On December 10, 2009, Eaton Vance Strategic Income Fund and Eaton Vance International (Cayman Islands) Strategic Income Fund transferred investments and related assets of $240,087,243 and $27,196,539, respectively, including net unrealized appreciation of $9,150,290 and $1,098,364, respectively, in exchange for an interest in the Portfolio. The transactions were structured for tax purposes to qualify as tax free exchanges under the Internal Revenue Code.

5   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2010, as determined on a federal income tax basis, were as follows:

Aggregate cost	$388,465,707

Gross unrealized appreciation	$20,089,751
Gross unrealized depreciation	(433,438)

Net unrealized appreciation	$19,656,313

The net unrealized appreciation on foreign currency and forward foreign currency exchange contracts at October 31, 2010 on a federal tax basis was $124,242.

6   Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2010 is as follows:

Forward Foreign Currency Exchange Contracts

Sales

		In		Net Unrealized
Settlement		Exchange		Appreciation
Date	Deliver	For	Counterparty	(Depreciation)

11/4/10	Japanese Yen 714,950,000	United States Dollar 8,568,535	Citigroup Global Markets	$(316,281)
11/22/10	Euro 106,600,000	United States Dollar 148,837,052	Goldman Sachs, Inc.	505,991

				$189,710

Purchases

	In			Net Unrealized
Settlement	Exchange			Appreciation
Date	For	Deliver	Counterparty	(Depreciation)

11/4/10	Japanese Yen 714,950,000	United States Dollar 8,689,971	Goldman Sachs, Inc.	$194,845
11/4/10	Malaysian Ringgit 74,400,000	United States Dollar 24,003,872	Citigroup Global Markets	(90,013)
11/8/10	Indian Rupee 736,000,000	United States Dollar 16,476,382	Barclays Bank PLC	77,079
11/15/10	Turkish Lira 23,286,450	United States Dollar 16,500,000	Barclays Bank PLC	(304,306)
11/18/10	Australian Dollar 24,800,000	New Zealand Dollar 32,475,352	HSBC Bank USA	(479,220)
11/18/10	Crech Koruna 856,337,790	Euro 34,997,568	Credit Suisse	(320,223)
11/18/10	Swedish Krona 110,678,400	Euro 12,000,000	Citigroup Global Markets	(136,908)
11/18/10	Swedish Krona 212,231,971	Euro 23,000,000	Credit Suisse	(247,686)
11/19/10	Indonesian Rupiah 139,250,000,000	United States Dollar 15,598,745	Citigroup Global Markets	(35,594)
11/19/10	Malaysian Ringgit 78,100,000	United States Dollar 25,276,717	Standard Chartered Bank	(153,406)
11/19/10	Norwegian Krone 97,008,077	Euro 11,958,044	Goldman Sachs, Inc.	(90,503)
11/19/10	South Korean Won 18,322,000,000	United States Dollar 16,419,770	Standard Chartered Bank	(147,409)
11/22/10	Polish Zloty 69,440,000	Euro 17,515,891	Barclays Bank PLC	(43,099)
12/2/10	Brazilian Real 41,247,250	United States Dollar 23,950,325	Bank of America	159,759

				$(1,616,684)

At October 31, 2010, closed forward foreign currency purchases and sales contracts excluded above amounted to a receivable of $328,766 and a payable of $654,926.

At October 31, 2010, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:

Foreign Exchange Risk: The Portfolio engages in forward foreign currency exchange contracts to enhance return, to hedge against fluctuations in currency exchange rates, to manage certain investment risks and/or as a substitute for the purchase or sale of securities or currencies.

Interest Rate Risk: The Portfolio holds fixed-rate bonds. The value of these bonds may decrease if interest rates rise. To hedge against this risk, the Portfolio enters into spread lock swap contracts.

Global Opportunities Portfolio as of October 31, 2010

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS CONT’D

The Portfolio enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2010, the fair value of derivatives with credit-related contingent features in a net liability position was $2,245,112. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $718,562 at October 31, 2010.

The non-exchange traded derivatives in which the Portfolio invests, including forward foreign currency exchange contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. At October 31, 2010, the maximum amount of loss the Portfolio would incur due to counterparty risk was $1,266,440, representing the fair value of such derivatives in an asset position, with the highest amount from any one counterparty being $895,680. To mitigate this risk, the Portfolio has entered into master netting agreements with substantially all its derivative counterparties, which allows it and a counterparty to aggregate amounts owed by each of them for derivative transactions under the agreement into a single net amount payable by either the Portfolio or the counterparty. At October 31, 2010, the maximum amount of loss the Portfolio would incur due to counterparty risk would be reduced by approximately $774,000 due to master netting agreements. Counterparties may be required to pledge collateral in the form of cash, U.S. Government securities or highly-rated bonds for the benefit of the Portfolio if the net amount due from the counterparty with respect to a derivative contract exceeds a certain threshold. The amount of collateral posted by the counterparties with respect to such contracts would also reduce the amount of any loss incurred.

The fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2010 was as follows:

		Fair Value
		Asset	Liability
Risk	Derivative	Derivative(1)	Derivative(2)

Foreign Exchange	Forward foreign currency exchange contracts	$1,266,440	$(3,019,574)

		$1,266,440	$(3,019,574)

(1)	Consolidated Statement of Assets and Liabilities location: Receivable for open and closed forward foreign currency exchange contracts.

(2)	Consolidated Statement of Assets and Liabilities location: Payable for open and closed forward foreign currency exchange contracts.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Consolidated Statement of Operations by risk exposure for the period from the start of business on November 20, 2009 to October 31, 2010 was as follows:

			Change in
			Unrealized
		Realized Gain	Appreciation
		(Loss) on	(Depreciation) on
		Derivatives	Derivatives
		Recognized in	Recognized in
Risk	Derivative	Income(1)	Income(2)

Foreign Exchange	Forward foreign currency exchange contracts	$(4,971,496)	$(1,426,974)
Interest Rate	Spread lock swap contracts	114,970	—

Total		$(4,856,526)	$(1,426,974)

(1)	Consolidated Statement of Operations location: Net realized gain (loss) — Foreign currency and forward foreign currency exchange contract transactions and Spread lock swap contracts, respectively.

(2)	Consolidated Statement of Operations location: Change in unrealized appreciation (depreciation) — Foreign currency and forward foreign currency exchange contracts.

The average notional amounts of forward foreign currency exchange contracts and spread lock swap contracts outstanding during the period from the start of business on November 20, 2009 to October 31, 2010, which are indicative of the volume of these derivative types, were approximately $320,942,000 and $25,000,000, respectively.

7   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the period from the start of business on November 20, 2009 to October 31, 2010.

Global Opportunities Portfolio as of October 31, 2010

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS CONT’D

8   Overdraft Advances

Pursuant to the custodian agreement, SSBT may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay SSBT at the current rate of interest charged by SSBT for secured loans (currently, a rate above the Federal Funds rate). This obligation is payable on demand to SSBT. SSBT has a lien on the Portfolio’s assets to the extent of any overdraft. At October 31, 2010, the Portfolio had a payment due to SSBT pursuant to the foregoing arrangement of $68,694.

9   Risks Associated with Foreign Investments

Investing in securities issued by entities whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

10   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2010, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Mortgage Pass-Throughs	$—	$173,176,323	$—	$173,176,323
Collateralized Mortgage Obligations	—	13,077,184	—	13,077,184
Commercial Mortgage-Backed Securities	—	47,010,298	—	47,010,298
U.S. Government Agency Obligations	—	58,193,682	—	58,193,682
U.S. Treasury Obligations	—	2,153,048	—	2,153,048
Precious Metals	16,249,037	—	—	16,249,037
Short-Term – Foreign Government Securities	—	80,538,789	—	80,538,789
Short-Term – Other Securities	—	17,723,659	—	17,723,659

Total Investments	$16,249,037	$391,872,983	$—	$408,122,020

Forward Foreign Currency Exchange Contracts	$—	$1,266,440	$—	$1,266,440

Total	$16,249,037	$393,139,423	$—	$409,388,460

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(3,019,574)	$—	$(3,019,574)

Total	$—	$(3,019,574)	$—	$(3,019,574)

Global Opportunities Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of Global Opportunities Portfolio:
We have audited the accompanying consolidated statement of assets and liabilities of Global Opportunities Portfolio and subsidiary (the “Portfolio”), including the consolidated portfolio of investments, as of October 31, 2010, and the related consolidated statement of operations, the consolidated statement of changes in net assets, and the consolidated supplementary data for the period from the start of business, November 20, 2009, to October 31, 2010. These consolidated financial statements and consolidated supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated supplementary data based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated supplementary data referred to above present fairly, in all material respects, the financial position of Global Opportunities Portfolio and subsidiary as of October 31, 2010, and the results of their operations, the changes in their net assets, and the supplementary data for the period from the start of business, November 20, 2009, to October 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 21, 2010

Global Opportunities Portfolio

BOARD OF TRUSTEES’ CONTRACT APPROVAL

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that for a fund to enter into an investment advisory agreement with an investment adviser, the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), must approve the agreement and its terms at an in-person meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on October 19, 2009, the Board, including a majority of the Independent Trustees, voted to approve the investment advisory agreement of the Global Opportunities Portfolio (the “Portfolio”) with Boston Management and Research (the “Adviser”), an affiliate of Eaton Vance Management. The Board reviewed information furnished for the October 19, 2009 meeting as well as information previously furnished with respect to the approval of other investment advisory agreements for other Eaton Vance Funds. Such information included, among other things, the following:

Information about Fees and Expenses

•	The advisory and related fees to be paid by the Portfolio;
•	Comparative information concerning fees charged by the Adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those to be used in managing the Portfolio, and concerning fees charged by other advisers for managing funds similar to the Portfolio;

Information about Portfolio Management

•	Descriptions of the investment management services to be provided to the Portfolio, including the investment strategies and processes to be employed;
•	Information concerning the allocation of brokerage and the benefits expected to be received by the Adviser as a result of brokerage allocation for the Portfolio, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the Eaton Vance Funds’ brokerage, and the implementation of the soft dollar reimbursement program established with respect to the Eaton Vance Funds;
•	The procedures and processes to be used to determine the fair value of Portfolio assets and actions to be taken to monitor and test the effectiveness of such procedures and processes;

Information about the Adviser

•	Reports detailing the financial results and condition of the Adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the Portfolio, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of the Adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies or descriptions of the Adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by the Adviser and its affiliates on behalf of the Eaton Vance Funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of the Adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services to be provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by the Adviser or the administrator; and
•	The terms of the advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board concluded that the terms of the Portfolio’s investment advisory agreement with the Adviser, including its fee structure, is in the interests of shareholders and, therefore, the Board, including a majority of the Independent Trustees, voted to approve the terms of the advisory agreement for the Portfolio.

Global Opportunities Portfolio

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services to be provided to the Portfolio by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments to be held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who will provide portfolio management, investment research, and similar services to the Portfolio. The Board evaluated the abilities and experience of such investment personnel in analyzing factors relevant to investment in a broad range of income securities. The Board noted the Adviser’s expertise with respect to global markets and in-house research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services to be provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Portfolio Performance

Because the Portfolio has not yet commenced operations, it has no performance record.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, to be payable by the Portfolio (referred to as “management fees”). As part of its review, the Board considered the Portfolio’s management fees as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services to be provided by the Adviser, the Board concluded with respect to the Portfolio that the management fees proposed to be charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits projected to be realized by the Adviser and relevant affiliates in providing investment advisory and administrative services to the Portfolio. The Board considered the level of profits expected to be realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits expected to be received by the Adviser and its affiliates in connection with its relationship with the Portfolio.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits expected to be realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board concluded that the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Portfolio to share such benefits equitably.

Global Opportunities Portfolio

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Global Opportunities Portfolio (the Portfolio) are responsible for the overall management and supervision of the Portfolio’s affairs. The Trustees and officers of the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

		Term of	Principal Occupation(s)	Number of Portfolios
	Position(s)	Office and	During Past Five Years	in Fund Complex
Name and	with the	Length of	and Other Relevant	Overseen By	Other Directorships Held
Year of Birth	Portfolio	Service	Experience	Trustee(1)	During the Last Five Years(2)

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2009	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 184 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Portfolio.	184	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1963	Trustee	Since 2009	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	184	None

Allen R. Freedman 1940	Trustee	Since 2009	Private Investor and Consultant. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	184	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries)

William H. Park 1947	Trustee	Since 2009	Chief Financial Officer, Aveon Group, L.P. (an investment management firm) (since 2010). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (an institutional investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).	184	None

Ronald A. Pearlman 1940	Trustee	Since 2009	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).	184	None

Helen Frame Peters 1948	Trustee	Since 2009	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).	184	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Global Opportunities Portfolio

MANAGEMENT AND ORGANIZATION CONT’D

		Term of	Principal Occupation(s)	Number of Portfolios
	Position(s)	Office and	During Past Five Years	in Fund Complex
Name and	with the	Length of	and Other Relevant	Overseen By	Other Directorships Held
Year of Birth	Portfolio	Service	Experience	Trustee(1)	During the Last Five Years(2)

Noninterested Trustees (continued)

Lynn A. Stout 1957	Trustee	Since 2009	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law. Professor Stout teaches classes in corporate law and securities regulation and is the author of numerous academic and professional papers on these areas.	184	None

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007; Trustee since 2009	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).	184	None

Principal Officers who are not Trustees

Term of
	Position(s)	Office and
Name and	with the	Length of	Principal Occupation(s)
Year of Birth	Portfolio	Service	During Past Five Years

John R. Baur 1970	Vice President	Since 2009	Vice President of EVM and BMR. Previously, attended Johnson Graduate School of Management, Cornell University (2002-2005), and prior thereto was an Account Team Representative in Singapore for Applied Materials, Inc. Officer of 37 registered investment companies managed by EVM or BMR.

Michael A. Cirami 1975	Vice President	Since 2009	Vice President of EVM and BMR. Officer of 37 registered investment companies managed by EVM or BMR.

Christine M. Johnston 1972	Vice President	Since 2009	Vice President of EVM and BMR. Officer of 40 registered investment companies managed by EVM or BMR.

Eric A. Stein 1980	Vice President	Since 2009	Vice President of EVM and BMR. Originally joined EVM in July 2002. Prior to re-joining EVM in September 2008, Mr. Stein worked at the Federal Reserve Bank of New York (2007-2008) and attended business school in Chicago, Illinois. Officer of 34 registered investment companies managed by EVM or BMR.

Mark S. Venezia 1949	President	Since 2009	Vice President of EVM and BMR. Officer of 40 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 1957	Treasurer	Since 2009	Vice President of EVM and BMR. Officer of 184 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 1960	Secretary and Chief Legal Officer	Since 2009	Vice President of EVM and BMR. Officer of 184 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2009	Vice President of EVM and BMR. Officer of 184 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure

(2)	During their respective tenures, the Trustees also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Fund (launched in 1998 and terminated in 2009).

The SAI for the Eaton Vance Strategic Income Fund (which invests in the Portfolio) includes additional information about the Trustees and officers of the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is the Chief Financial Officer of Aveon Group, L.P. (an investment management firm). Previously, he served as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).
Item 4. Principal Accountant Fees and Services
(a)-(d)
The following table presents the aggregate fees billed to the registrant for the registrant’s initial fiscal period from the commencement of operations on November 20, 2009 to October 31, 2010, by the Fund’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such period.

Fiscal Period Ended	10/31/10

Audit Fees	$50,000

Audit-Related Fees(1)	$0

Tax Fees(2)	$18,000

All Other Fees(3)	$900

Total	$68,900

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other tax related compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.
(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.
The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.
(f) Not applicable.
(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s initial fiscal period ended October 31, 2010; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time period.

Fiscal Years Ended	10/31/10

Registrant*	$18,900

Eaton Vance(1)	$278,901

(1)	Certain subsidiaries of Eaton Vance Corp. provide ongoing services to the registrant.

*	Registrant commenced operations on 11/20/2009.
(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed Registrants
Not required in this filing.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not required in this filing.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not required in this filing.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not required in this filing.

Item 10. Submission of Matters to a Vote of Security Holders
No Material Changes.
Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits

(a)	(1)		Registrant’s Code of Ethics — Not applicable (please see Item 2).

(a)	(2)	(i)	Treasurer’s Section 302 certification.

(a)	(2)	(ii)	President’s Section 302 certification.

(b)			Combined Section 906 certification.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Global Opportunities Portfolio
By:	/s/ Mark S. Venezia
Mark S. Venezia
President
Date: December 21, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer
Date: December 21, 2010

By:	/s/ Mark S. Venezia
Mark S. Venezia
President
Date: December 21, 2010